May 5, 2014

DREYFUS BNY MELLON FUNDS, INC.
Dreyfus Select Managers Long/Short Equity Fund
Dreyfus TOBAM Emerging Markets Fund

Supplement to Current Prospectus

The following supplements the information contained in the fund’s statutory prospectus under the section entitled “Fund Details – Management”:

Certain bank regulatory restrictions applicable to BNY Mellon (the parent company of Dreyfus) and internal BNY Mellon policies intended to ensure compliance with such regulations may, from time to time, preclude the fund from purchasing (and, in very limited instances, require the fund to reduce its position in) particular securities or financial instruments, even if such securities or financial instruments would meet the investment objectives of the fund.

6250-6324S0514